Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
233835AW7
370425SG6
382388AP1
Issuer
DAIMLERCHRYSLER NA HLDG
GENL MOTORS ACCEPT CORP
GOODRICH CROP
Underwriters
BofA, Citigroup, DBSI, JPM
BofA, Citigroup, UBS, Barclays, BNP Banc One,
Comerica, HSBC, RBC, Scotia, TD Securities
Banc One, JPM, Salomon, BofA, BNY, Merrill,
NatCity
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DCX 6.5%, 11/15/2013
GM 5.125%, 5/9/2008
GR 7.625%, 12/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/30/2003
5/6/2003
12/4/2002
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                  2,000,000,000
 $                                                  1,000,000,000
 $                                                     500,000,000
Total
 $                                                  2,000,000,000
 $                                                  1,000,000,000
 $                                                     500,000,000
Public offering price
 $                                                               99.97
 $                                                               99.64
 $                                                               99.65
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.43%
0.33%
0.65%
Rating
A3/BBB
A3/BBB
Baa3/BBB-
Current yield
6.50%
5.14%
7.65%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                     825,000
 $                     824,736
0.04%
3.04%
1.05%
12/15/2003
Scudder Income Fund
Boston
 $                  2,775,000
 $                  2,774,112
0.14%
2.97%
1.60%
12/15/2003
SVS I Balanced Portfolio
Boston
 $                     165,000
 $                     164,947
0.01%
2.97%
1.11%
12/15/2003
SVS I Bond Portfolio
Boston
 $                     510,000
 $                     509,837
0.03%
3.03%
1.45%
12/15/2003
Chicago Funds







Scudder Total Return Fund
Chicago
 $                  2,285,000
 $                  2,284,269
0.11%
4.55%
1.07%
12/15/2003
SVS II Fixed Income Portfolio
Chicago
 $                     715,000
 $                     714,771
0.04%
3.03%
1.25%
12/15/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
 $                     500,000
 $                     499,840
0.02%
3.03%
1.58%
12/15/2003
New York Funds







Scudder Fixed Income Fund
New York
 $                  3,830,000
 $                  3,828,774
0.19%
2.93%
1.38%
12/15/2003
Scudder Lifecycle Long Range Fund
New York
 $                     755,000
 $                     754,758
0.04%
4.55%
1.69%
12/15/2003
Scudder Lifecycle Short Range Fund
New York
 $                       35,000
 $                       34,989
0.00%
4.55%
0.99%
12/15/2003
Total

 $
12,395,000
 $
12,391,033
0.62%











Hirtle Callahan Fixed Income
Institutional
 $                     465,000
 $                     464,851






 $
12,860,000
 $
12,855,884






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
694308ge1
842434ce0
677415cj8
Issuer
PACIFIC GAS & ELECTRIC
SOUTHERN CALIF GAS CO
OHIO POWER COMPANY
Underwriters
Lehman, UBS, Citigroup, Banc One, CSFB,
ABN, Barclays, BNP, DBSI, BNY, Blaylock
Merrill Lynch, AG Edwards, Dresdner
Kleinwort, KBC Financial
Barclays, Morgan Stanley, ABN, Den Danske
Bank, RBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PCG 6.05%, 3/1/2034
SRE 4.375%, 1/15/2011
AEP 6.275%, 7/15/2033
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/18/2004
12/10/2003
7/8/2003
Total dollar amount of offering sold to QIBs
 $                                                                -
 $                                                                -
 $                                                 300,000,000
Total dollar amount of any concurrent public offering
 $                                               3,000,000,000
 $                                                 250,000,000
 $                                                                -
Total
 $                                               3,000,000,000
 $                                                 250,000,000
 $                                                 300,000,000
Public offering price
 $                                                           99.51
 $                                                           99.97
 $                                                           99.84
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.38%
0.65%
Rating
Baa2/BBB
A1/A+
Baa2/BBB
Current yield
6.08%
4.38%
4.73%
Benchmark vs. Spread (basis points)
140bp
100bp
54bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
1,958,000
 $
1,948,445
0.07%
1.64%
0.30%
3/31/2004
Scudder Income Fund
Boston
6,311,000
 $
6,280,202
0.21%
1.64%
-0.07%
3/31/2004
SVS I Balanced Portfolio
Boston
389,000
 $                   387,102
0.01%
1.64%
0.35%
3/31/2004
SVS I Bond Portfolio
Boston
1,235,000
 $
1,228,973
0.04%
1.64%
0.00%
3/31/2004
Chicago Funds







Scudder Total Return Fund
Chicago
5,467,000
 $
5,440,321
0.18%
1.64%
0.35%
3/31/2004
SVS II Fixed Income Portfolio
Chicago
1,891,000
 $
1,881,772
0.06%
1.64%
-0.08%
3/31/2004
SVS II Total Return Portfolio
Chicago
1,843,000
 $
1,834,006
0.06%
1.64%
0.32%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
1,250,000
 $
1,243,900
0.04%
1.64%
-0.10%
3/31/2004
New York Funds







Scudder Fixed Income Fund
New York
8,000,000
 $
7,960,960
0.27%
1.64%
0.24%
3/31/2004
Scudder Lifecycle Long Range Fund
New York
2,065,000
 $
2,054,923
0.07%
1.64%
0.45%
3/31/2004
Scudder Lifecycle Mid Range Fund
New York
246,000
 $                   244,800
0.01%
1.64%
0.21%
3/31/2004
Scudder Lifecycle Short Range Fund
New York
90,000
 $                     89,561
0.00%
1.64%
0.20%
3/31/2004
Scudder PreservationPlus Income
Fund
New York
3,780,000
 $
3,761,554
0.13%
1.64%
0.38%
3/31/2004
Total

34,525,000
 $
34,356,518
1.15%











Institutional Accounts







Hirtle Callahan Fixed Income Fund
Institutional
1,434,000
 $
1,427,002
0.05%



AST DeAM Bond Portfolio
Institutional
894,000
 $                   889,637
0.03%



LPL Fixed Income
Institutional
317,000
 $                   315,453
0.01%



Total

33,390,000
 $
33,227,056
1.11%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
44841sac3
745867ap6
749768aa5
Issuer
HUTCHISON WHAMP INTL LTD
PULTE HOMES INC
RABOBANK CAPITAL FUND II
Underwriters
Citigroup, Goldman, HSBC, Merrill, Morgan
Stanley, DBSI
BofA, Banc One, Citigroup ABN, Comerica,
PNC, UBS, Sun Trust
Merrill, Rabobank
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HUWHY 7.45%, 11/24/2033
PHM 6.375%, 5/15/2033
RABOBK 5.26%, 12/29/2049
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
5/19/2003
11/14/2003
Total dollar amount of offering sold to QIBs
 $                                                  1,500,000,000
 $                                                                    -
 $                                                  1,750,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                     400,000,000
 $                                                                    -
Total
 $                                                  1,500,000,000
 $                                                     400,000,000
 $                                                  1,750,000,000
Public offering price
 $                                                               99.77
 $                                                               99.45
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.60%
Rating
A3/A-
Baa3/BBB-
Aa2/AA
Current yield
7.47%
6.41%
5.26%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Income Fund
Boston
 $                  9,885,000
 $                  9,862,660
0.66%
-8.07%
1.12%
12/18/2003
Chicago Funds







Scudder Total Return Fund
Chicago
 $                  8,090,000
 $                  8,071,717
0.54%
1.66%
3.41%
12/31/2003
SVS II Fixed Income Portfolio
Chicago
 $                  2,490,000
 $                  2,484,373
0.17%
-8.21%
0.91%
12/18/2003
SVS II Total Return Portfolio
Chicago
 $                  2,670,000
 $                  2,663,966
0.18%
-8.30%
2.62%
12/18/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
 $                  1,720,000
 $                  1,716,113
0.11%
-7.97%
1.37%
12/18/2003
New York Funds







Scudder Lifecycle Long Range Fund
New York
 $                  2,785,000
 $                  2,778,706
0.19%
1.66%
4.67%
12/31/2003
Scudder Lifecycle Mid Range Fund
New York
 $                     335,000
 $                     334,243
0.02%
1.66%
3.15%
12/31/2003
Scudder Lifecycle Short Range Fund
New York
 $                     125,000
 $                     124,718
0.01%
1.66%
1.84%
12/31/2003
Total

 $
28,100,000
 $
28,036,496
1.87%











Hirtle Callahan Fixed Income Fund
Institutional
 $                  1,720,000
 $                  1,716,113
0.11%



AST DeAM Bond Portfolio
Institutional
 $                  1,275,000
 $                  1,272,119
0.08%



Total

 $
31,095,000
 $
31,024,728
2.07%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
59156rag3
743674ar4
416515aj3
Issuer
METLIFE INC
PROTECTIVE LIFE CORP
HARTFORD FINL SVCS GRP
Underwriters
BofA, Banc One, Merrill, DBSI
Merrill, Morgan Stanley
BofA, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MET 5%, 11/24/2013
PL 4.3%, 6/1/2013
HIG 2.375%, 6/1/2006
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
5/20/2003
5/19/2003
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                     500,000,000
 $                                                     250,000,000
 $                                                     250,000,000
Total
 $                                                     500,000,000
 $                                                     250,000,000
 $                                                     250,000,000
Public offering price
 $                                                               99.04
 $                                                               99.54
 $                                                               99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.65%
0.45%
Rating
A2/A
A3/A
A3/A-
Current yield
5.05%
4.32%
2.38%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







SVS I Balanced Portfolio
Boston
 $                     345,000
 $                     341,685
0.07%
0.18%
0.00%
11/19/2003
SVS I Bond Portfolio
Boston
 $                  1,295,000
 $                  1,282,555
0.26%
0.18%
0.00%
11/19/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                  1,615,000
 $                  1,599,480
0.32%
0.18%
0.00%
11/19/2003
New York Funds







Scudder Fixed Income Fund
New York
 $                  8,647,000
 $                  8,563,902
1.71%
0.18%
0.00%
11/19/2003
Scudder Lifecycle Long Range Fund
New York
 $                  1,555,000
 $                  1,540,056
0.31%
0.18%
0.00%
11/19/2003
Scudder Lifecycle Short Range Fund
New York
 $                       70,000
 $                       69,327
0.01%
0.18%
0.00%
11/19/2003
 Total

 $
13,527,000.00
 $
13,397,005.00
2.68%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
682441AA8
743674AR4
020002AP6
Issuer
ONEAMERICA FINL PARTNERS
PROTECTIVE LIFE CORP
ALLSTATE CORP
Underwriters
Citigroup, Lehman, DBSI
Merrill Lynch, Morgan Stanley
Banc One, UBS, BofA, Goldman, JPM, Lehman,
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ONEAM 7%, 10/15/2033
PL 4.3%, 6/1/2013
ALL 6.125%, 12/15/2032
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/1/2003
5/20/2003
12/12/2002
Total dollar amount of offering sold to QIBs
 $                                                     200,000,000
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                     250,000,000
 $                                                     250,000,000
Total
 $                                                     200,000,000
 $                                                     250,000,000
 $                                                     250,000,000
Public offering price
 $                                                               99.49
 $                                                               99.54
 $                                                               99.66
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.65%
0.88%
Rating
Baa2/A-
A3/A
A1/A+
Current yield
7.04%
4.32%
6.15%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                  1,050,000
 $                  1,044,624
0.52%
-0.50%
4.35%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
 $                     680,000
 $                     676,518
0.34%
-0.50%
1.57%
12/31/2003
New York Funds







Scudder Fixed Income Fund
New York
 $                  4,850,000
 $                  4,825,168
2.41%
-0.50%
0.33%
12/31/2003
Scudder Lifecycle Long Range Fund
New York
 $                  1,020,000
 $                  1,014,778
0.51%
-0.50%
6.26%
12/31/2003
Scudder Lifecycle Short Range Fund
New York
 $                       45,000
 $                       44,770
0.02%
-0.50%
2.14%
12/31/2003
Total

 $                  7,645,000
 $                  7,605,858
3.80%











AST DeAM Bond Portfolio
Institutional
 $                     495,000
 $                     492,466




Hirtle Callahan Fixed Income Fund
Institutional
 $                     620,000
 $                     616,826






 $                  8,760,000
 $                  8,715,150







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
78462QAB5
12626PAE3
010392EG9
Issuer
SP POWERASSETS LTD
CRH AMERICA INC
ALABAMA POWER CO
Underwriters
DBSI, C, JPM, Morgan Stanley
BofA, Citigroup, JPM, AIB, Barclays, BNP, Davy
Intl, ING, UBS, Royal Bank
Lehman, BNY, Williams Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SPOWER 5%, 10/22/2013
CRHLN 5.3%, 10/15/2013
SO 1.31%, 4/23/2006
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/16/2003
9/22/2003
4/15/2003
Total dollar amount of offering sold to QIBs
 $                                                  1,000,000,000
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                     700,000,000
 $                                                     195,000,000
Total
 $                                                  1,000,000,000
 $                                                     700,000,000
 $                                                     195,000,000
Public offering price
 $                                                               99.36
 $                                                               99.75
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.30%
0.45%
0.45%
Rating
Aa1/AA+
Baa1/BBB+
A2/A
Current yield
5.03%
5.31%
1.31%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                  1,335,000
 $                  1,326,496
0.13%
2.45%
2.15%
12/23/2003
Chicago Funds







Scudder Total Return Fund
Chicago
 $                  3,750,000
 $                  3,726,113
0.37%
1.57%
2.20%
12/23/2003
New York Funds







Scudder Fixed Income Fund
New York
 $                  3,120,000
 $                  3,100,126
0.31%
1.57%
1.85%
12/23/2003
Scudder Lifecycle Long Range Fund
New York
 $                  1,225,000
 $                  1,217,197
0.12%
1.57%
3.34%
12/23/2003
Sucdder Lifecycle Mid Range Fund
New York
 $                     140,000
 $                     139,108
0.01%
1.57%
2.63%
12/23/2003
Total

 $                  9,570,000
 $                  9,509,040
0.95%











Ast DeAM Bond Portfolio
Institutional
 $                     580,000
 $                     576,305






 $
10,150,000
 $
10,085,345







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
902118bj6
224044bf3
382388ap1
Issuer
TYCO INTL GROUP SA
COX COMMUNICATIONS INC
GOODRICH CORP
Underwriters
JPM, Morgan Stanely, UBS, ABN, BofA,
Blaylock Partners, Citigroup, DBSI, Goldman
Citigroup, Merrill, Wachovia, Commerzbank,
CSFB, Fleet, Lehman, Morgan Stanley
Banc One, JPM, Citigroup, BofA, BNY, Merrill,
Natcity
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TYC 6%, 11/15/2013
COX 4.625%, 6/1/2013
GR 7.625%, 12/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/6/2003
5/20/2003
12/4/2002
Total dollar amount of offering sold to QIBs
 $                                                  1,000,000,000
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                     600,000,000
 $                                                     500,000,000
Total
 $                                                  1,000,000,000
 $                                                     600,000,000
 $                                                     500,000,000
Public offering price
 $                                                               99.57
 $                                                               99.36
 $                                                               99.65
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
Ba2/BBB-
Baa2/BBB
Baa3/BBB-
Current yield
6.03%
4.65%
7.65%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                     335,000
 $                     333,556
0.03%
3.45%
2.63%
12/31/2003
SVS I Balanced Fund
Boston
 $                     115,000
 $                     114,504
0.01%
3.45%
2.47%
12/31/2003
SVS I Bond Fund
Boston
 $                     435,000
 $                     433,125
0.04%
3.45%
1.88%
12/31/2003
Chicago Funds







Scudder Total Return Fund
Chicago
 $                     190,000
 $                     189,181
0.02%
3.45%
2.55%
12/31/2003
SVS II Fixed Income Portfolio
Chicago
 $                  1,605,000
 $                  1,598,082
0.16%
3.45%
1.93%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                     360,000
 $                     358,448
0.04%
3.45%
2.75%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
 $                       25,000
 $                       24,892
0.00%
3.45%
2.36%
12/31/2003
New York Funds







Scudder Fixed Income Fund
New York
 $                  7,810,000
 $                  7,776,339
0.78%
3.45%
1.80%
12/31/2003
Scudder Lifecycle Long Range Fund
New York
 $                  1,960,000
 $                  1,951,552
0.20%
3.45%
4.15%
12/31/2003
Scudder Lifecycle Mid Range Fund
New York
 $                     215,000
 $                     214,073
0.02%
3.45%
3.15%
12/31/2003
Scudder Lifecycle Short Range Fund
New York
 $                       85,000
 $                       84,634
0.01%
3.45%
2.24%
12/31/2003
Total

 $
13,135,000
 $
13,078,386
1.31%











Hirtle Callahan Fixed Income Fund
Institutional
 $                  1,135,000
 $                  1,130,108
0.11%



Total

 $
14,270,000
 $
14,208,494
1.42%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
04010xaa5
126671p42
004375al5
Issuer
ARGENT NIM TRUST
COUNTRYWIDE ASSET-BACKED
ACCREDITED MORTGAGE LOAN TRUST
Underwriters
Morgan Stanley, DBSI
Countrywide
Lehman, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ARNIM 4.55%, 4/25/2034
CWL 4.729%, 12/25/2018
ACCR 1.44%, 6/25/2033
Is the affiliate a manager or co-manager of offering?
Co-Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2004
10/1/2003
5/28/2003
Total dollar amount of offering sold to QIBs
 $                                                   54,500,000
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                   48,602,000
 $                                                 110,037,000
Total
 $                                                   54,500,000
 $                                                   48,602,000
 $                                                 110,037,000
Public offering price
 $                                                           99.99
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.52%
0.35%
Rating
BBB
Aaa/AAA
Aaa/AAA
Current yield
5.55%
4.73%
1.44%
Benchmark vs. Spread (basis points)
4.6bp
3.92bp
4.54bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







SVS II Total Return Portfolio
Chicago
890,000
 $                   889,954
1.63%
0.00%
-1.00%
3/31/2004
New York Funds







Scudder Lifecycle Mid Range Fund
New York
164,000
 $                   163,991
0.30%
0.00%
-0.29%
3/31/2004
Scudder Lifecycle Short Range Fund
New York
64,000
 $                     63,997
0.12%
0.00%
0.39%
3/31/2004
Scudder Short Duration Fund
New York
1,185,000
 $
1,184,938
2.17%
0.00%
0.39%
3/31/2004
Total

2,303,000
 $
2,302,880
4.23%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
26439rap1
927804ex8
494550ar7
Issuer
DUKE CAPITAL CORP
VIRGINIA ELECTRIC & POWER
KINDER MORGAN ENERGY PART
Underwriters
Morgan Stanley, Citigroup, DBSI, UBS
Banc One, Merrill Lynch, McDonald
JP Morgan, Wachovia, Banc One, Barclays,
Citigroup, Harris Nesbitt, RBC, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DUK 4.302%, 5/18/2006
D 4.1%, 12/15/2008
KMP 5%, 12/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/12/2004
12/9/2003
11/18/2003
Total dollar amount of offering sold to QIBs
 $                                                                -
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                 875,000,000
 $                                                 225,000,000
 $                                                 500,000,000
Total
 $                                                 875,000,000
 $                                                 225,000,000
 $                                                 500,000,000
Public offering price
 $                                                         101.82
 $                                                           99.99
 $                                                           99.36
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.35%
0.65%
Rating
Baa3/BBB-
A3/BBB+
Baa1/BBB+
Current yield
4.22%
4.10%
5.03%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
4,330,000
 $
4,408,975
0.49%
0.71%
1.41%
3/31/2004
SVS I Bond Portfolio
Boston
817,000
 $                   831,901
0.09%
0.71%
1.54%
3/31/2004
Chicago Funds







Scudder Total Return Fund
Chicago
3,667,000
 $
3,733,882
0.42%
0.71%
-0.55%
3/31/2004
SVS II Fixed Income Portfolio
Chicago
1,204,000
 $
1,225,960
0.14%
0.71%
1.38%
3/31/2004
Montgomery Street Fund







Montgomery Street Income Securities
Montgomery
Street
800,000
 $                   814,591
0.09%
0.71%
1.26%
3/31/2004
New York Funds







Scudder Fixed Income Fund
New York
4,800,000
 $
4,887,547
0.55%
0.71%
1.73%
3/31/2004
Scudder Lifecycle Long Range Fund
New York
1,357,000
 $
1,381,750
0.16%
0.71%
-1.07%
3/31/2004
Scudder Lifecycle Mid Range Fund
New York
160,000
 $                   162,918
0.02%
0.71%
-0.39%
3/31/2004
Scudder Lifecycle Short Range Fund
New York
62,000
 $                     63,131
0.01%
0.71%
0.29%
3/31/2004
Total

17,197,000
 $
17,510,656
1.97%











Hirtle Callahan Fixed Income Bond
Fund
Institutional
595,000
 $                   605,852
0.07%



Ast DeAM Bond Portfolio
Institutional
2,420,000
 $
2,464,138
0.28%



Total

20,212,000
 $
20,580,646
2.31%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38143vaa7
054937ae7
172967cg4
Issuer
GOLDMAN SACHS CAPITAL
BB&T CORPORATION
CITIGROUP INC
Underwriters
Goldman Sachs, Blaylock, BNP, HSBC, Wells
Fargo, SunTrust, ING, Commerzbank, Daiwa,
DSBI, JP Morgan, Mellon, Wachovia
BB&T, Bear Stearns, Citigroup, Friedman,
Keefe Bruyette, Morgan Stanley, UBS
Citigroup, Barclays, UBS, BNP, West LB,
ABN, Natexis Banque
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GS 6.345%, 2/15/2034
BBT 5.2%, 12/23/2015
C 4.75%, 2/10/2019
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/12/2004
12/16/2003
1/30/2004
Total dollar amount of offering sold to QIBs
 $                                                                -
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                               2,750,000,000
 $                                               1,000,000,000
 $                                               1,350,000,000
Total
 $                                               2,750,000,000
 $                                               1,000,000,000
 $                                               1,350,000,000
Public offering price
 $                                                         100.00
 $                                                           99.60
 $                                                           99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.48%
0.40%
Rating
A1/A-
A2/A-
Aa2/A+
Current yield
6.35%
5.22%
4.76%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
930,000
 $                   930,000
0.03%
2.82%
-0.57%
3/31/2004
Scudder Income Fund
Boston
3,030,000
 $
3,030,000
0.11%
2.82%
1.41%
3/31/2004
SVS I Balanced Portfolio
Boston
195,000
 $                   195,000
0.01%
2.82%
-0.61%
3/31/2004
SVS I Bond Portfolio
Boston
595,000
 $                   595,000
0.02%
2.82%
1.54%
3/31/2004
Chicago Funds







Scudder Total Return Fund
Chicago
2,660,000
 $
2,660,000
0.10%
2.82%
-0.55%
3/31/2004
SVS II Fixed Income Portfolio
Chicago
875,000
 $                   875,000
0.03%
2.82%
1.38%
3/31/2004
SVS II Total Return Portfolio
Chicago
895,000
 $                   895,000
0.03%
2.82%
-0.59%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
580,000
 $                   580,000
0.02%
2.82%
1.26%
3/31/2004
New York Funds







Scudder Fixed Income Fund
New York
3,977,000
 $
3,977,000
0.14%
2.82%
1.73%
3/31/2004
Scudder Lifecycle Long Range Fund
New York
985,000
 $                   985,000
0.04%
2.82%
-1.07%
3/31/2004
Scudder Lifecycle Mid Range Fund
New York
115,000
 $                   115,000
0.00%
2.82%
-0.39%
3/31/2004
Scudder Lifecycle Short Range Fund
New York
45,000
 $                     45,000
0.00%
2.82%
0.29%
3/31/2004
Total

14,882,000
 $
14,882,000
0.54%











Hirtle Callahan Fixed Income Bond
Fund
Institutional
670,000
 $                   670,000
0.02%



LPL Fixed Income Fund
Institutional
125,000
 $                   125,000
0.00%



AST DeAM Bond Portfolio
Institutional
430,000
 $                   430,000
0.02%



Total

16,107,000
 $
16,107,000
0.59%